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                                                                EXHIBIT 4.2

                              WARRANT AGREEMENT


                                 Dated as of

                              February 25, 1998

                                   Between

                       AMERICAN RESTAURANT GROUP, INC.

                                     and

                    U.S. Trust Company of California, N.A.

                             as the Warrant Agent


                       -----------------------------------

                                  Warrants for
                                 Common Stock of
                         American Restaurant Group, Inc.

                       -----------------------------------

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                               TABLE OF CONTENTS

                                                                           Page
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                                    ARTICLE I
                                    Definitions..............................  2

SECTION 1.1   Definitions....................................................  2
SECTION 1.2   Rules of Construction..........................................  5

              ARTICLE II  Warrant Certificates and Client Certificates.......  5

SECTION 2.1   Form of Warrant Certificates...................................  5
SECTION 2.2   Legends........................................................  6
SECTION 2.3   Execution and Delivery of Warrant Certificates.................  7
SECTION 2.4   Loss or Mutilation.............................................  8

                                ARTICLE III Exercise Terms.....................9

SECTION 3.1   Exercise Price.................................................  9
SECTION 3.2   Exercise Period................................................  9
SECTION 3.3   Expiration.....................................................  9
SECTION 3.4   Manner of Exercise.............................................  9
SECTION 3.5   Issuance of Warrant Shares..................................... 10
SECTION 3.6   Fractional Warrant Shares...................................... 11
SECTION 3.7   Reservation of Warrant Shares.................................. 11
SECTION 3.8   Cancellation of Warrant Certificates........................... 11
SECTION 3.9   Compliance with Law............................................ 11

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                      ARTICLE IV Antidilution Provisions.................... 12

SECTION 4.1   Adjustment of Exercise Price and Warrant Number............... 12
SECTION 4.2   Adjustment for Change in Capital Stock........................ 12
SECTION 4.3   Adjustment for Rights Issue................................... 13
SECTION 4.4   Adjustment for Other Distributions............................ 14
SECTION 4.5   Adjustment for Common Stock Issue............................. 15
SECTION 4.6   Adjustment for Convertible Securities Issue................... 16
SECTION 4.7   [INTENTIONALLY OMITTED.]...................................... 17
SECTION 4.8   Consideration Received........................................ 17
SECTION 4.9   When De Minimis Adjustment May Be Deferred.................... 18
SECTION 4.10  Adjustment to Exercise Price.................................. 18
SECTION 4.11  When No Adjustment Required................................... 18
SECTION 4.12  Notice of Holders............................................. 19
SECTION 4.13  Voluntary Reduction........................................... 20
SECTION 4.14  Reorganizations............................................... 21
SECTION 4.15  Form of Warrants.............................................. 22
SECTION 4.16  Miscellaneous ................................................ 21
SECTION 4.17  Non-applicability of Article IV............................... 22

                               ARTICLE V Transferability.................... 23

SECTION 5.1   Transfer and Exchange......................................... 23
SECTION 5.2   Registration, Registration of Transfer and Exchange........... 24
SECTION 5.3   [INTENTIONALLY OMITTED]....................................... 25
SECTION 5.4   Special Transfer Provisions................................... 25
SECTION 5.5   Surrender of Warrant Certificates............................. 27

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                                ARTICLE VI Warrant Agent.................... 26

SECTION 6.1   Appointment of Warrant Agent.................................. 26
SECTION 6.2   Rights and Duties of Warrant Agent............................ 27
SECTION 6.3   Individual Rights of Warrant Agent............................ 28
SECTION 6.4   Warrant Agent's Disclaimer.................................... 28
SECTION 6.5   Compensation and Indemnity.................................... 28
SECTION 6.6   Successor Warrant Agent....................................... 28

                                ARTICLE VII  Miscellaneous.................. 30

SECTION 7.1   [INTENTIONALLY OMITTED.]...................................... 30
SECTION 7.2   SEC Reports and Other Information............................. 30
SECTION 7.3   Rule 144A..................................................... 30
SECTION 7.4   Persons Benefitting........................................... 31
SECTION 7.5   Rights of Holders............................................. 31
SECTION 7.6   Amendment..................................................... 31
SECTION 7.7   Notices....................................................... 31
SECTION 7.8   Governing Law................................................. 32
SECTION 7.9   Successors.................................................... 33
SECTION 7.10  Multiple Originals............................................ 33
SECTION 7.11  Table of Contents............................................. 33
SECTION 7.12  Severability.................................................. 33
SECTION 7.13  Further Assurances............................................ 33

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            THIS WARRANT AGREEMENT (this "Agreement"), dated as of February 25,
1998, is between AMERICAN RESTAURANT GROUP, INC., a Delaware corporation (together with its permitted successors and assigns, the "Company"), and U.S. Trust Company of California, N.A., as warrant agent (together with its permitted successors and assigns, the "Warrant Agent").

            WHEREAS, the Company has entered into a purchase agreement, dated February 13, 1998 (the "Purchase Agreement"), with Jefferies & Company, Inc. (the "Purchaser"), pursuant to which the Company has agreed to issue and sell to the Purchaser, and the Purchaser has agreed to purchase from the Company, 35,000 Units (as defined below), consisting of (i) $35,000,000 aggregate initial liquidation preference amount of 12% Senior Pay-In-Kind Exchangeable Preferred Stock (the "Preferred Stock") and (ii) 35,000 warrants (together with the 4,375 warrants (the "Purchaser Warrants") to purchase shares of the Company's Common Stock (as defined below) issued to the Purchaser pursuant to the letter agreement dated November 6, 1997 between the Company and the Purchaser and to others pursuant to the letter agreement dated as of February 25, 1998 between the Company and TCW Asset Management Company, the "Warrants") to purchase initially 93,150 shares (together with the shares of the Company's Common Stock underlying the Purchaser Warrants, the "Warrant Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock"), at an initial exercise price of $.01 per share;

            WHEREAS, the Warrants are to be issued pursuant to this Agreement;

            WHEREAS, the Preferred Stock and the Warrants (other than the Purchaser Warrants) (the "Unit Warrants") will be sold in Units, each Unit consisting of (i)$1,000 initial liquidation preference amount of Preferred Stock and (ii) one Warrant to purchase initially 2.66143 Warrant Shares at an initial exercise price of $.01 per share (the "Units");

            WHEREAS, prior to the Separation Date, beneficial ownership of the Preferred Stock and the Unit Warrants will be evidenced by record ownership of the Units;

            WHEREAS, the shares of Preferred Stock and the Unit Warrants comprising the Units shall be evidenced by Preferred Stock Certificates and Warrant Certificates that will be physically attached together with Unit Certificates in the form of Exhibit C hereto;

            WHEREAS, the Company further desires the Warrant Agent to act on behalf of the Company in connection with the issuances, division, transfer, exchange, substitution and exercise of the Warrants, and the Warrant Agent is willing to so act; and

            NOW, THEREFORE, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the registered holders of Warrants (or until the Separation Date (as defined below), the registered holders of Preferred Stock) (each a "Holder"):

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                                    ARTICLE I

                                   Definitions

            SECTION 1.1 Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Affiliate" of any specified Person means (i) any other Person which, directly or indirectly, is controlling or controlled by or under direct or indirect common control with such specified Person, or (ii) any other Person who is a director or executive officer (A) of such Person, (B) of any subsidiary of such specified Person, or (C) of any Person described in clause (i) above. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent Member" has the meaning given to such term in Section 5.3.

            "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

            "Business Day" means any day other than (i) Saturday or Sunday, (ii) or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

            "Common Stock" has the meaning given to such term in the recitals to this Agreement.

            "Company" has the meaning given to such term in the preamble to this Agreement.

            "Current Market Value" per share of Common Stock or any other security at any date means, on any date of determination (a) the average of the daily closing sale prices for each of 15 trading days immediately preceding such date (or such shorter number of days during which such security has been listed or traded), if the security has been listed on the New York Stock Exchange, the American Stock Exchange or other national securities exchange or the NASDAQ National Market for at least 10 trading days prior to such date, (b) if such security is not so listed or traded, the average of the daily closing bid prices for each of the 15 trading days immediately preceding such date (or such shorter number of days during which such security had been quoted), if the security has been quoted on a national over-the-counter market for at least 10 trading days,
(c) in the case of a firm commitment underwritten public offering, the bona fide price paid by the underwriters and (d) otherwise, the value of the security most recently determined as of a date within the six months preceding such day by the Board.

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            "Definitive Warrants" has the meaning given to such term in Section
2.1.

            "DTC" means The Depository Trust Company.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC pursuant thereto.

            "Exchange Offer" means the offer by the Company to exchange the Company's Notes and the Preferred Stock for senior secured debt securities and preferred stock of the Company with terms substantially identical to the Notes and the Preferred Stock, respectively.

            "Exercise Date" has the meaning given to such term in Section 3.2.

            "Exercise Price" has the meaning given to such term in Section 3.1.

            "Expiration Date" has the meaning given to such term in Section 3.2.

            "Global Warrant" has the meaning given to such term in Section 2.1.

            "Global Warrants" has the meaning given to such term in Section 2.1.

            "Holders" has the meaning given to such term in the recitals to this Agreement.

            "Institutional Accredited Investor" has the meaning given to such term in Section 2.3.

            "Issue Date" means the date on which Warrants are initially issued, which is February 25, 1998.

            "Liquidation Preference" means $1,000 per share of Preferred Stock.

            "Notes" means the Company's 11 1/2 Senior Secured Notes due 2003.

            "Offering Circular" means the final Offering Circular of the Company dated February 17, 1998 relating to the issuance and sale of the Units.

            "Officer" means the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President or the Treasurer of the Company.

            "Person" means any individual, corporation, company (including any limited liability company), partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof.

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            "Preferred Stock Certificates" means stock certificates evidencing the Perferred Stock.

            "Preferred Stock Transfer Agent" means U.S. Trust Company of California, N.A.

            "Public Company Date" means the date that is 45 days after the date upon which underwritten primary public offerings of Common Stock of the Company pursuant to effective registration statements under the Securities Act have resulted in 35% of the Company's Common Stock (measured on a fully diluted basis after giving effect to such offerings) being sold to the public and in the Company's Common Stock being listed for trading on any of the New York Stock Exchange, the NASDAQ National Market or the American Stock Exchange.

            "QIB" means a "qualified institutional buyer" as defined in Rule
144A.

            "Redeemable Stock" means, with respect to any Person, any capital stock that by its terms (or by the terms of any security into which it is convertible or exchangeable) or otherwise (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is or may become redeemable or repurchasable at the option of the holder thereof, in whole or in part, or (iii) is convertible or exchangeable for indebtedness.

            "Restricted Definitive Warrant" has the meaning given to such term in Section 2.3.

            "Restricted Warrant" means a Global Warrant or a Restricted Definitive Warrant.

            "Rule 144A" means Rule 144A under the Securities Act.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Separation Date" means the earliest to occur of (i) August 15, 1998, (ii) the date of commencement of the Exchange Offer (iii) such earlier date as may be determined by the Purchaser, (iv) the date on which the Company mails a notice of a Change of Control to holders of the Preferred Stock, (v) in the event that the Company elects to redeem the Preferred Stock, the date on which the Company mails notice thereof to the holders of the Preferred Stock, and (vi) the date on which the Company consummates a public offering of Common Stock.

            "Stock Transfer Agent" has the meaning given to such term in Section 3.5.

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                                                                               5


            "Voting Stock" means all classes of capital stock of such corporation then outstanding and normally entitled to vote in the election of directors.

            "Warrant Agent" has the meaning given to such term in the Recitals.

            "Warrant Certificates" has the meaning given to such term in Section 2.1.

            "Warrant Number" has the meaning given to such term in Article IV.

            "Warrant Shares" means the Common Stock (and other securities) issuable upon the exercise of the Warrants.

            "Warrants" has the meaning given to such term in the Recitals.

            SECTION SECTION 1.2 Rules of Construction. Unless the text otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time; (iii) "or" is not exclusive; (iv) "including" means including, without limitation; (v) references to "Section" and "Article" refer to Sections and Articles of this Agreement, unless the context clearly requires otherwise; and (vi) words in the singular include the plural and words in the plural include the singular.


                               ARTICLE ARTICLE II

                  Warrant Certificates and Client Certificates

      SECTION 2.1 Form of Warrant Certificates. Unit Warrants shall be initially issued together with the issuance of the Preferred Stock and shall not be separately transferrable until the Separation Date (as defined). Prior to the Separation Date, beneficial ownership of the Unit Warrants will be evidenced by record ownership of the Units. The Unit Warrants and Units will be issued (a) in global form (as applicable, the "Global Warrant" or "Global Unit"), substantially in the form of Exhibit A and Exhibit C, respectively, attached hereto (including the text accompanying the footnotes thereto), and (b) in definitive form (as applicable, the "Definitive Warrants" or "Definitive Units"), substantially in the form of Exhibit A and Exhibit C, respectively, (excluding the text accompanying the footnotes thereto). The Purchaser Warrants will be issued as a Definitive Warrant or Warrants. The Global Warrant shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon; provided that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of the Global Warrant or Global Unit to reflect the amount of any increase or decrease in the amount of outstanding Warrants or Units represented thereby shall be made by the Warrant Agent in accordance with instructions given by the holder thereof.

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                                                                               6


            The Depository with respect to the Global Warrant and Global Unit (the "Depository") shall be The Depository Trust Company until a successor shall be appointed by the Company and become such Depository. The Global Warrant or Global Unit shall be registered in the name of the Depository, or the nominee of such Depository. So long as the Depository or its nominee is the registered owner of such Global Warrant or Global Unit it will be deemed the sole owner and holder of such Global Warrant or Global Unit for all purposes hereunder and under such Global Warrant or Global Unit. The certificates (the "Warrant Certificates") evidencing the Global Warrant and the Definitive Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto. The certificates evidencing the Units to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit C hereto (the "Unit Certificates"). Until the Separation Date, all references herein to "Warrant Certificates," unless the context dictates otherwise, shall also mean the related Unit Certificates. Neither the Company nor the Warrant Agent will have any responsibility or liability for any aspects of the records relating to beneficial ownership interest of the Global Warrant or Units in the name of the Depository or its nominee or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            SECTION 2.2 Legends. Unless and until a Warrant or Warrant Share is sold under an effective registration statement, each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrant Certificates issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares shall bear a legend in substantially the following form (with any appropriate modification for the Warrant Shares):

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

      THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE THAT IS TWO YEARS (OR SUCH SHORTER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(K) UNDER THE SECURITIES ACT AS PERMITTING RESALES BY NON-AFFILIATES OF RESTRICTED SECURITIES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AMERICAN RESTAURANT GROUP, INC. ("THE COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS

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                                                                               7


OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR IN OFFSHORE TRANSACTIONS AND WITHOUT DIRECTED SELLING EFFORTS WITHIN THE MEANINGS OF SUCH TERMS AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT.

            SECTION 2.3 Execution and Delivery of Warrant Certificates. Warrant Certificates evidencing Warrants to purchase initially an aggregate of up to 104,794 Warrant Shares (subject to adjustment and except as provided in Section 2.4) and Unit Certificates evidencing 35,000 Units may be issued hereunder. On the Issue Date, subject to Section 2.1, the Company shall execute and deliver to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates and Unit Certificates upon the order and at the direction of the Company to the purchasers thereof on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates and Unit Certificates as required by this Agreement.

            The Warrant Certificates and Unit Certificates shall be executed on behalf of the Company by an Officer of the Company either manually or by facsimile signature printed thereon. The Warrant Certificates and Unit Certificates shall be countersigned manually by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any Officer of the Company whose signature shall have been placed upon any of the Warrant Certificates and Unit Certificates shall cease to be such Officer of the Company before countersignature by the Warrant Agent and issuance and delivery thereof, such Warrant Certificates and Unit Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such Officer of the Company.

            Warrants and Units offered and sold in their initial distribution to a limited number of institutions that are accredited investors (which are not QIBs) within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (and institutions in which all the equity owners are such accredited investors) (together referred to as "Institutional Accredited Investors") in transactions exempt from registration under the Securities Act will

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                                                                               8


be delivered, in certificated fully registered form (as applicable, a "Restricted Definitive Warrant" or a "Restricted Definitive Unit") substantially in the form set forth in Exhibit A and Exhibit C. Such Warrants shall be delivered to such Institutional Accredited Investors only upon the execution and delivery to the Company and the Initial Purchaser of an institutional accredited investor transferee compliance letter (an "Investor Letter") substantially in the form of Annex A-1 to the Offering Circular. Restricted Definitive Warrants and Restricted Definitive Units may not be transferred or exchanged for interests in the Global Warrant or Global Unit or another Restricted Definitive Warrant or Restrictive Definitive Unit, except as provided herein.

            SECTION 2.4 Loss or Mutilation. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity satisfactory to them and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Units or Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and an authorized signatory of the Warrant Agent shall manually countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Units or Warrants. Upon the issuance of any new Warrant Certificate under this Section 2.4, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the fees and expenses of the Warrant Agent and of counsel to the Company) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section
2.4 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable under applicable law, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 2.4 are exclusive and shall preclude (to the extent lawful) all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary, with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

                               ARTICLE ARTICLE III

                                 Exercise Terms

            SECTION 3.1 Exercise Price. Each Warrant shall initially entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase 2.66143 shares of Common Stock for an initial exercise price of $.01 per share of Common Stock (the "Exercise Price"). The Warrant Number and Exercise Price are both subject to adjustment as set forth in Article IV.

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            SECTION 3.2 Exercise Period. (a) Subject to the terms and conditions set forth herein, the Warrants are exercisable at any time or from time to time on any Business Day commencing on the Issue Date (the "Exercise Date").

                  (           (b) ) No Warrant shall be exercisable after the
earlier of (i) the Public Company Date and (ii) August 15, 2008 (the "Expiration Date").

            SECTION 3.3 Expiration. A Warrant shall terminate and become void as of the earlier of (i) the close of business on the Expiration Date or (ii) the date such Warrant is exercised. The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date; provided, however, that notwithstanding that the Company may fail to give notice as provided in this Section 3.3, the Warrants will terminate and become void on the Expiration Date.

            SECTION 3.4 Manner of Exercise. (a) Warrants may be exercised at any time on or after th Exercise Date by surrendering to the Warrant Agent the Warrant Certificates at any office or agency maintained for that purpose, together with the form of election to purchase Common Stock on the reverse thereof duly completed and signed by the Holder thereof and by paying in full the Exercise Price for each Warrant exercised and any other amounts required to be paid pursuant to Section 5.2 hereof to the Warrant Agent at its corporate trust office. Payment of the Exercise Price (and any other required amounts) shall be made in the form of cash or a certified or official bank check payable to the order of the Company or by bank wire transfer of immediately available funds. The date on which (i) payment in full of the Warrant Price and (ii) the Warrant Certificate with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed, are received by the Warrant Agent shall be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it or in such other account designated by the Company and shall advise the Company by telephone at the end of each day on which a payment for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing. In lieu of exercising the Warrant by paying in full the Exercise Price, the Warrant holder may, from time to time, convert this Warrant (a "Warrant Conversion"), in whole or in part, into a number of shares of Common Stock determined by dividing (a) the aggregate Current Market Value of the number of Warrant Shares represented by the Warrants converted, minus the aggregate Exercise Price for such Warrant Shares (and any other required amounts), by (b) the Current Market Value of one Warrant Share. For purposes of this Agreement, such conversion shall be deemed payment in full of the Exercise Price.

            (b) Subject to Section 3.2, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise in respect of less than all the Warrant Shares purchasable on such exercise at any time prior to the expiration of the Exercise Period, a new Warrant Certificate exercisable for the remaining

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                                                                              10


Warrant Shares will be issued. The Warrant Agent shall manually countersign and deliver the required new Warrant Certificates, and the Company, at the Warrant Agent's request, shall supply the Warrant Agent with Warrant Certificates duly signed on behalf of the Company for such purpose.

            (c) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company of (i) the number of Warrants exercised, (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Securities to which such holder is entitled upon such exercise, (iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise and (iv) such other information as the Company shall reasonably require.

            (d) The Company shall not be required to pay any stamp or other tax other governmental charge required to be paid in connection with any transfer involved in the issuance of the Warrant Shares, and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Shares until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

            SECTION 3.5 Issuance of Warrant Shares. Upon the surrender of Warrant Certificates, as set forth in Section 3.4, the Company shall issue and cause the Warrant Agent or, if appointed, a transfer agent for the Common Stock ("Stock Transfer Agent") to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.6 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price, as aforesaid.

            SECTION 3.6 Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.6, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the same fraction of the Current Market Value for one share of Common Stock less the portion of the Exercise Price attributable thereto, rounded to the nearest whole cent.

            SECTION 3.7 Reservation of Warrant Shares. The Company shall at all times prior to the Expiration Date keep reserved out of its authorized shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The registrar for the Common Stock (the "Registrar") shall at all times until the expiration of the Exercise Period reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Stock Transfer Agent. The Company will supply such Stock Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 3.6. The Company will furnish to such Stock Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder.

            The Company covenants that all shares of Common Stock that may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights, free from all taxes and free from all liens, charges and security interests, created by or through the Company, with respect to the issue thereof.

            SECTION 3.8 Cancellation of Warrant Certificates. In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Warrant Agent, and if so delivered, shall be promptly canceled by it and retired. The Warrant Agent shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise. The Warrant Agent shall destroy canceled Warrant Certificates held by it and deliver a certificate of destruction to the Company.

            SECTION 3.9 Compliance with Law. (a) Notwithstanding anything in this Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant, unless (i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective; provided, however, that in no event shall the Company be required to file a Registration Statement in order to permit a Holder to exercise a Warrant, or (ii) an exemption from the registration requirements is available under the Securities Act for the issuance of the Warrant Shares (and the delivery of any other securities for which the Warrants may at the time be exercisable) at the time of such exercise and, if requested by the Company, an opinion of counsel addressed to the Warrant Agent and the Company, satisfactory in form and substance to the Company, confirms such exemption.

            (b) If any shares of Common Stock required to be reserved for purposes of exercise of Warrants require, under any other Federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will in good faith and as expeditiously as reasonably possible endeavor to cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange, as the case may be

                                   ARTICLE IV

                             Antidilution Provisions

            SECTION 4.1 Adjustment of Exercise Price and Warrant Number. The number of shares of Common Stock issuable upon the exercise of each Warrant (the "Warrant Number") is initially 2.66143. The Warrant Number is subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Article IV .

            SECTION 4.2 Adjustment for Change in Capital Stock.

      If the Company:

                                    (1)      pays a dividend or makes a
            distribution on its Common Stock in shares of its Common Stock;

                                    (2)      subdivides or reclassifies its
            outstanding shares of Common Stock into a greater number of shares;

                                    (3)      combines or reclassifies its
            outstanding shares of Common Stock into a smaller number of shares;

                                    (4)      makes a distribution on
            Common Stock in shares of its capital stock other than Common Stock; or

                                    (5)      issues by reclassification of
            its Common Stock any shares of its capital stock (other than reclassifications arising solely as a result of a change in the par value or no par value of the Common Stock);

then the Warrant Number in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

            The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

            Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed above results in an adjustment under Section 4.3 or 4.4 below, no further adjustment shall be made under this Section 4.2.

                  SECTION 4.3 Adjustment for Rights Issue.

            If the Company distributes (and receives no consideration therefor) any rights, options or warrants (whether or not immediately exercisable) to holders of any class of its Common Stock (as such) entitling them to purchase shares of Common Stock at a price per share less than the Current Market Value per share on the record date relating to such distribution, the Warrant Number shall be adjusted in accordance with the formula:

                              W' = W x O + N
                                       -----
                                   O + N x P
                                       -----
                                          M

where:

            W' =  the adjusted Warrant Number.

            W  =  the Warrant Number immediately prior to the record date for any such distribution.

            O  =  the number of shares of Common Stock outstanding on the record date for any such distribution.

            N  =  the number of additional shares of Common Stock issuable upon exercise of such rights, options or warrants.

            P = the exercise price per share of such rights, options or warrants.

            M  =  the Current Market Value per share of Common Stock on the record date for any such distribution.

            The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the adjusted Warrant Number shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

                  SECTION 4.4 Adjustment for Other Distributions.

            If the Company distributes to holders of any class of its Common Stock (as such) (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries (excluding cash dividends or other cash distributions from retained earnings), or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company (any of the foregoing being hereinafter in this Section 4.4 called the "Securities"), then, in each such case, unless the Company elects to reserve such Securities for distribution to the holders of the Warrants so that any such holder exercising Warrants will receive upon such exercise, in addition to the shares of the Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had, immediately prior to the record date for the distribution of the Securities, exercised its Warrants, the Warrant Number shall be adjusted in accordance with the formula:

                                W' = W x    M
                                          ------
                                          M - F

where:

            W' = the adjusted Warrant Number.

            W  = the Warrant Number immediately prior to the record date mentioned below.

            M  = the Current Market Value per share of Common Stock on the record date mentioned below.

            F  = the fair market value on the record date mentioned below of the shares, indebtedness, assets, rights, options or warrants distributable to the holder of one share of Common Stock.

            The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. If an adjustment is made pursuant to this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the adjusted Warrant Number shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date.

            In the event that "F" in the above formula is greater than or equal to "M" in the above formula, then each Holder of the Warrants, notwithstanding that such Holder's Warrants have not been exercised, shall receive the distribution referred to in this Section 4.4 on the basis of number of Warrant Shares underlying the Warrants held by each such Holder, unless the Company elects to reserve such Securities for distribution to the holders of the Warrants upon the exercise of the Warrants as described above.

            This subsection does not apply to rights, options or warrants referred to in Section 4.3.

                  SECTION 4.5    Adjustment for Common Stock Issue.

            If the Company issues shares of Common Stock for a consideration per share less than the Current Market Value per share on the date the Company fixes the offering price of such additional shares, the Warrant Number shall be adjusted in accordance with the formula:

                                    W' = W x      A
                                               --------
                                                O +  P
                                                    --
                                                     M

where:

            W' = the adjusted Warrant Number.

            W  = the Warrant Number immediately prior to any such issuance.

            O  = the number of shares of Common Stock outstanding
                 immediately prior to the issuance of such additional shares of Common Stock.

            P  = the aggregate consideration received for the issuance of such additional shares of Common Stock.

            M  = the Current Market Value per share of Common Stock on the date of issuance of such additional shares.

            A  = the number of shares of Common Stock outstanding
                 immediately after the issuance of such additional shares of Common Stock.

            The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

            This Section 4.5 does not apply to any of the transactions described in Section 4.2.


                  SECTION 4.6    Adjustment for Convertible Securities Issue.

            If the Company issues any options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in Sections 4.3 or 4.4) for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Current Market Value per share on the date of issuance of such securities, the Warrant Number shall be adjusted in accordance with this formula:

                     W' = W x   O + D
                                -----
                                O + P
                                    -
                                    M
where:

      W' = the adjusted Warrant Number.

      W  = the Warrant Number immediately prior to any such issuance.

      O = the number of shares of Common Stock outstanding immediately prior to the issuance of such securities.

      P = the sum of the aggregate consideration received for the issuance of such securities and the aggregate minimum consideration receivable by the Company for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such securities.

      M = the Current Market Value per share of Common Stock on the date of issuance of such securities.

      D = the maximum number of shares of Common Stock deliverable upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

            The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

            If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities has not been issued when the conversion, exchange or exercise rights of such securities have expired or been terminated, then the adjusted Warrant Number shall promptly be readjusted to the adjusted Warrant Number which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities. If the aggregate minimum consideration receivable by the Company for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such securities shall be increased by virtue of provisions therein contained or upon the arrival of a specified date or the happening of a specified event, then the Warrant Number shall promptly be readjusted to the Warrant Number which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of such increased minimum consideration.

            This Section 4.6 does not apply to the issuance of the Warrants or to any of the transactions described in Section 4.3.

                  SECTION 4.7 [INTENTIONALLY OMITTED.]

                  SECTION 4.8 Consideration Received.

            For purposes of any computation respecting consideration received pursuant to Sections 4.5 and 4.6, the following shall apply:

                                    (1)     in the case of the issuance of
            shares of Common Stock for cash, the consideration shall be the amount of such cash (without any deduction being made for any commissions, discounts or other expenses incurred by the Compa ny for any underwriting of the issue or otherwise in connection therewith);

                                    (2)     in the case of the issuance of
            shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (irrespective of the accounting treatment thereof) as determined in good faith by the Board; and

                                    (3)     in the case of the issuance of
            options, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

                  SECTION 4.9    When De Minimis Adjustment May Be Deferred.

            No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 1.0% in the Warrant Number. Any adjustment that is not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

            All calculations under this Article IV shall be made to the nearest cent or to the nearest .01 of a share, as the case may be, with one-half cent and .005 of a share, respectively, being rounded upward. Anything in this
Article IV to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Warrant Price, in addition to those required by this
Section 4.9 as it in its discretion shall determine advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

                  SECTION 4.10 Adjustment to Exercise Price.

            Upon each adjustment to the Warrant Number pursuant to this Article IV, the Exercise Price shall be adjusted so that it is equal to the Exercise Price in effect immediately prior to such adjustment multiplied by a quotient, the numerator of which is the Warrant Number in effect immediately prior to such adjustment, and the denominator of which is the Warrant Number in effect immediately after such adjustment; provided, that the Exercise Price shall not be adjusted below the lesser of $0.01 per share of Common Stock and the then par value per share of Common Stock.

                  SECTION 4.11    When No Adjustment Required.

            If an adjustment is made upon the establishment of a record date for a distribution subject to Sections 4.2, 4.3 or 4.4 hereof and such distribution is subsequently cancelled, the Warrant Number and Exercise Price then in effect shall be readjusted, effective as of the date when the Board determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

            To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

                  SECTION 4.12 Notice of Holders. Upon any adjustment pursuant to Article IV hereof, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of an officer of the Company setting forth the Warrant Number, the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and (ii) cause to be given to each of the Holders at its address appearing on the Warrant Register written notice of such adjustments in accordance with the provisions of this Section 4.12. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 4.12.

            In case:

                  (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

                  (b) the Company shall authorize the distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness or other securities;

                  (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or of a tender offer or exchange offer for shares of Common Stock;

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (e) the Company proposes to take any action that would require an adjustment to the Warrant Number or the Exercise Price pursuant to
      Article IV hereof;

then the Company shall cause to be given to each of the Holders at its address appearing on the Warrant Register, at least 30 days prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, in accordance with the provisions of
Section 14 hereof, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 4.12 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

            Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders (prior to the exercise of such Warrants) the right to vote, to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company; provided, however, that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.

                  SECTION 4.13 Voluntary Reduction.

            The Company from time to time may reduce the Exercise Price by any amount for any period of time (including, without limitation, permanently) if the period is at least 20 days and if the reduction is irrevocable during the period.

            Whenever the Exercise Price is reduced, the Company shall mail to the Holders and the Warrant Agent a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

            A reduction of the Exercise Price under this Section 4.13 (other than a permanent reduction) does not change or adjust the Exercise Price otherwise in effect for purposes of Sections 4.2, 4.3, 4.4, 4.5 or 4.6.

                  SECTION 4.14    Reorganizations.

            In case of any capital reorganization, other than in the cases referred to in Sections 4.2, 4.3, 4.4, 4.5 or 4.6 hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common

Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the amount of cash, the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

            The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgment executed and delivered to the Holder(s), the obligation to deliver to each such Holder such cash, such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

            In the case of a consolidation, merger, sale or conveyance, the Company shall thereupon be relieved of any further obligation hereunder or under the Warrants, and the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor or assuming corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Warrant Certificates issuable hereunder which theretofore shall not have been signed by the Company, and may execute and deliver Warrant Shares in its own name, in fulfillment of its obligations to deliver Warrant Shares upon the exercise of the Warrants. In any case of any such reclassification, change, consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Warrants thereafter to be issued as may be appropriate.

                  SECTION 4.15 Form of Warrants.

            Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                  SECTION 4.16    Miscellaneous.

            For purpose of this Article IV the term "shares of Common Stock" shall mean (i) shares of any class of stock designated as Common Stock of the Company as of the date of this Agreement, (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value and (iii) shares of Common Stock of the Company issuable upon exercise of options, warrants or rights to purchase Common Stock of the Company or upon conversion or exchange of securities convertible into or exchangeable for shares of Common Stock of the Company outstanding at the date of determination. In the event that at any time, as a result of an adjustment made pursuant to this Article IV, the holders of Warrants shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in Sections 4.2 through
4.15 of this Article IV, inclusive, and the provisions of this Agreement with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

                  SECTION 4.17 Non-applicability of Article IV.

            The provisions of this Article IV do not apply to (i) a change solely in the par value or no par value of the Common Stock, provided that the Company shall not increase the par value to exceed the Exercise Price, (ii) the conversion or exchange (other than pursuant to a reclassification), in any case on a share-for-share basis, of Common Stock for non-voting or light voting common stock that has rights (other than voting rights) identical to the Common Stock, or of such non-voting or light voting stock for Common Stock, (iii) the issuance to employees of the Company or any of its subsidiaries of stock or stock options in an amount which, upon purchase or exercise, as the case may be, would represent in the aggregate, less than 15% of the Company's Common Stock on a fully-diluted basis, (iv) any exercise of Warrants, options, warrants or convertible securities, or (v) any bona fide firm commitment underwritten public offering.


                                ARTICLE ARTICLE V

                                 Transferability

                  SECTION 5.1 Transfer and Exchange. Prior to the Separation Date, a Unit Warrant may be exchanged or transferred only together with the Preferred Stock to which the Unit Warrant was initially attached, and only for the purpose of effecting or in conjunction with an exchange or transfer of such Preferred Stock. Prior to the Separation Date, each transfer of a Unit on the register of the Units shall operate to transfer both the Preferred Stock and the Unit Warrant comprising such Unit.

            The Company shall notify the holders of the Preferred Stock, the Preferred Stock Transfer Agent and the Warrant Agent of the Separation Date.

            The Company shall cause to be kept at the office of the Warrant Agent a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and Unit Certificates and transfers or exchanges of Warrant Certificates and Unit Certificates as herein provided. All Warrant Certificates and Unit Certificates issued upon any registration of transfer or exchange of Warrant Certificates and Unit Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefit under this Agreement, as the Warrant Certificates and Unit Certificates surrendered for such registration of transfer or exchange.

            A Holder may transfer its Warrants only by complying with the terms of this Agreement. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Warrant Agent in the register. Prior to the registration of any transfer of Warrants or Units by a Holder as provided herein, the Company, the Warrant Agent, any agent of the Company or the Warrant Agent may treat the Person in whose name the Warrants or Units are registered as the owner thereof for all purposes and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. Furthermore, any Holder of a Global Warrant or Global Unit shall, by acceptance of such Global Warrant or Global Unit, agree that transfers of beneficial interests in such Global Warrant or Global Unit may be effected only through a book-entry system maintained by the Holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in a book entry. When Warrant Certificates or Unit Certificates are presented to the Warrant Agent with a request to register the transfer or to exchange them for an equal amount of Warrants or Units of other authorized denominations, subject to the provisions of Section 5.2 below, the Warrant Agent shall register the transfer or make the exchange in accordance with the provisions hereof.

            To permit registrations of transfer and exchanges, the Company shall make available to the Warrant Agent a sufficient number of executed Warrant Certificates and Unit Certificates to effect such registrations of transfers and exchanges. No service charge shall be made to the Holder for any registration of transfer or exchange of Warrants or Units, but the Company may require from the transferring or exchanging Holder payment of a sum sufficient to cover any transfer tax or similar governmental charge payable upon exchanges pursuant to
Section 2.4 and exchanges in respect of portions of Warrants not exercised and the Company may deduct such taxes from any payment of money to be made and such transfer or exchange shall not be consummated (if such taxes are not deducted in full) unless or until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid.

            SECTION 5.2 Registration, Registration of Transfer and Exchange.

      (a) Transfer and Exchange of Definitive Warrants or Units. When Definitive Warrants or Units are presented to the Warrant Agent with a request (i) to register the transfer of the Definitive Warrant or Unit or (ii) to exchange such Definitive Warrants or Units for an equal number of Definitive Warrants or Units of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Warrants or Units so presented have been duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing;

      (b) Transfer of a Definitive Warrant or Unit for a Beneficial Interest in Global Warrant. A Definitive Warrant or Unit may be exchanged for a beneficial interest in the Global Warrant or Unit only upon receipt by the Warrant Agent of a Definitive Warrant or Unit, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make an endorsement on the Global Warrant or Unit to reflect an increase in the number of Warrants and Warrant Shares or Units represented by the Global Warrant or Unit, and then the Warrant Agent shall cancel such Definitive Warrant or Units and cause the number of Warrants and Warrant Shares or Units represented by the Global Warrant or Unit to be increased accordingly. If no Global Warrant or Unit is then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant or Unit representing the appropriate number of Warrants and Warrant Shares or Units.

      (c) Transfer and Exchange of Global Warrant or Unit. The transfer and exchange of the Global Warrant or Unit or beneficial interests therein shall be effected through the Depository, in accordance with this Warrant Agreement and the procedures of the Depository therefor. Notwithstanding any other provisions of this Warrant Agreement, the Global Warrant or Unit may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository: provided, that:

            (i) if the Depository notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Warrant or Unit and a successor Depository for the Global Warrant or Unit is not appointed by the Company within 90 days after delivery of such notice; or

            (ii) if the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants or Units under this Warrant Agreement; or

            (iii) immediately following the Separation Date; the Company shall execute and the Warrant Agent shall countersign and deliver, Definitive Warrants or Units in an aggregate number equal to the number of Warrants or Units evidenced by the Global Warrant or Unit, in exchange for such Global Warrant or Unit.

      (d) Transfer of a Beneficial Interest in Global Warrant or Unit for a Definitive Warrant or Unit. Upon receipt by the Warrant Agent of written transfer instructions (or such other form of instructions as is customary for the Depository) from the Depository (or its nominee) on behalf of any person having a beneficial interest in the Global Warrant or Unit, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent (the "Standing Instructions"), the number of Warrants and Warrant Shares or Units represented by the Global Warrant or Unit to be reduced and, following such reduction, the Company shall execute and the Warrant Agent shall countersign and deliver to the transferee, as the case may be, a Definitive Warrant or Unit. Definitive Warrants or Units issued in exchange for a beneficial interest in the Global Warrant or Unit shall be registered in such names and in such authorized denominations as the Depository shall instruct the Warrant Agent.

      (e) Cancellation and/or Adjustment of Global Warrant or Unit. At such time as all beneficial interests in the Global Warrant or Unit have either been exchanged for Definitive Warrants or Units, exercised or cancelled, the Global Warrant or Unit shall be returned to or retained and cancelled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in the Global Warrant or Unit is exchanged for Definitive Warrants or Units, exercised or cancelled, the number of Warrants and Warrant Shares represented by such Global Warrant or Unit shall be reduced and an endorsement shall be made on such Global Warrant or Unit by the Warrant Agent to reflect such reduction.

              [INTENTIONALLY OMITTED].

            SECTION 5.3 Special Transfer Provisions. The following provisions shall apply:

            (a) Transfers to Non-QIB Institutional Accredited Investors. Subject to Section 2.5, the following provisions shall apply with respect to the registration of any proposed transfer of Warrants or Units to any Institutional Accredited Investor that is not a QIB (excluding Non-U.S. Persons):

                        (i) The Warrant Agent shall register the transfer of any
                  Warrant Certificate, if (x)(A) the requested transfer is at least two years after the Issue Date and such transferor is not an affiliate of the Company or (B) the proposed transferee has delivered to the Warrant Agent certificates substantially in the forms of Exhibit B hereto and (y) in the case of a transfer pursuant to clause D, E or F of the legend on the Warrant, the proposed transferee has delivered to the Warrant Agent and the Company, if requested, an opinion of counsel acceptable to the Warrant Agent or the Company that such transfer is in compliance with the Securities Act.

            (b) Transfers to QIBs. Subject to Section 2.5, the following provisions shall apply with respect to the registration of any proposed transfer of Warrants to a QIB:

                        (ii) If the Warrants or Units to be transferred are
                  represented by (x) Restricted Definitive Warrants or Units, the Warrant Agent shall register the transfer if it has received from such transferor a certificate substantially in the form of Exhibit B hereto that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant Certificate stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrants or Units for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A and upon the transfer referred to in this clause (x), the transferee shall take an interest in the Global Warrant or Unit or (y) an interest in the Global Warrant or Unit, the transfer of such interest may be effected only through the book-entry system maintained by DTC.

            (c) General. By its acceptance of any Warrants or Units represented by a Warrant Certificate bearing the legend in Section 2.2, each Holder of such Warrants or Units acknowledges the restrictions on transfer of such Warrants or Units set forth in this Agreement and in the legend and agrees that it will transfer such Warrants or Units only as provided in this Agreement. The Warrant Agent shall not register a transfer of any Warrants or Units unless such transfer complies with the requirements of this Section 5.4. In connection with any transfer of Warrants or Units, each Holder agrees by its acceptance of Warrants or Units to furnish the Warrant Agent or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act and applicable state "blue sky" laws; provided, however, that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information. The Warrant Agent's only obligation to enforce the transfer restrictions of this Agreement shall be to require the certifications and opinions specifically required by this Section
5.4 as a condition to a transfer.

            (d) Records. The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to Section 5.3 hereof or this Section 5.4. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

            SECTION 5.4 Surrender of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants or Units represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this
Article V in case of an exchange or in Article III hereof in case of the exercise of less than all the Warrants represented thereby or in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such canceled Warrant Certificates as the Company may direct in writing.

                                   ARTICLE VI

                                  Warrant Agent

            SECTION 6.1 Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with provisions of this Agreement and the Warrant Agent hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

            SECTION 6.2 Rights and Duties of Warrant Agent.

            (a) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship or agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

            (b) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

            (c) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

            (d) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability the payment of which within a reasonable time is not, in its opinion, assured to it or for which it does not receive indemnity if such indemnity is requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

            (e) Not Responsible for Adjustments or Validity of Stock. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the Warrant Number or the Exercise Price, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Article IV, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Article IV, or to comply with any of the covenants of the Company contained in Article IV, except for such responsibility as may arise from the failure of the Warrant Agent to perform its obligations hereunder.

            SECTION 6.3 Individual Rights of Warrant Agent. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its affiliates or become pecuniarily interested in transactions in which the Company or its affiliates may be interested, or contract with or lend money to the Company or its affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

            SECTION 6.4 Warrant Agent's Disclaimer. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.

            SECTION 6.5 Compensation and Indemnity. The Company agrees to pay the Warrant Agent the compensation to be agreed upon with the Company for all services to be rendered by the Warrant Agent and to reimburse the Warrant Agent upon request for all reasonable out-of-pocket expenses incurred by it, including the reasonable compensation and expenses of the Warrant Agent's agents and counsel, in connection with the services rendered hereunder. The Company shall indemnify the Warrant Agent against any loss, liability or expense (including reasonable agents' and attorneys' fees and expenses) incurred by it without negligence on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through willful misconduct or gross negligence. The Company's payment obligations pursuant to this Section 6.5 shall survive the termination of this Agreement.

            SECTION 6.6 Successor Warrant Agent.

            (a) The Company To Provide Warrant Agent. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

            (b) Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 90 days after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Any removal under this
Section 6.6 shall take effect upon the appointment by the Company as hereinafter provided of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent.

            (c) The Company To Appoint Successor. In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up of or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent (or, in the absence of such appointment within 60 days after the notice of resignation or removal, either party to the underwriting agreement may petition the appointment of a successor by a court of competent jurisdiction.) Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder; provided, however, that in the event of the resignation of the Warrant Agent under this subsection (c), such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent's notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder. As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the registered holders of the Warrants in the manner provided for in Section 7.7 hereof. However, failure to give any notice provided for in this clause (c) or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

            (d) Successor Expressly To Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor

Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

            (e) Successor by Merger. Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business; provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VII

                                  Miscellaneous

            SECTION 7.1 [INTENTIONALLY OMITTED.]

            SECTION 7.2 SEC Reports and Other Information. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall, for all periods ending after the date of this Warrant Agreement, file with the SEC and thereupon provide the Warrant Agent and Holders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections, provided however, that the Company shall not be obligated to file such documents and reports with the SEC if the SEC will not accept them.

            SECTION 7.3 Rule 144A. The Company hereby agrees with each Holder, for so long as any Warrants or Warrant Shares remain outstanding and such Warrants or Warrant Shares are "restricted securities" as defined in Rule 144 under the Securities Act and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to any Holder or beneficial owner of Warrants or Warrant Shares in connection with any sale thereof and any prospective purchaser of such Warrants or Warrant Shares from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Warrants or Warrant Shares pursuant to Rule 144A.

            SECTION 7.4 Persons Benefitting. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this agreement or any part hereof.

            SECTION 7.5 Rights of Holders. Except as expressly contemplated herein, holders of unexercised Warrants are not entitled (i) to receive dividends or other distributions with respect to the Common Stock, (ii) to receive notice of or vote at any meeting of the stockholders, (iii) to consent to any action of the stockholders, (iv) to exercise any preemptive right or to receive notice of any other proceedings of the Company or (v) to exercise any other rights whatsoever as stockholders of the Company.

            SECTION 7.6 Amendment. This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defects or inconsistencies contained herein or making any other change that does not materially adversely affect the rights of the Holders; provided, however, that the Company determines that such change shall not materially adversely affect the rights of the holders, which such determination may be relied upon by the Warrant Agent. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the then outstanding Warrants. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in Article IV as of the Issue Date of the Warrants). In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants which the Warrant Agent knows are so owned shall be so disregarded. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

            SECTION 7.7 Notices. Any notice or communication shall be in writing and delivered in Person or mailed by first-class mail addressed as follows:

      if to the Company:

                        American Restaurant Group, Inc.
                        450 Newport Center Drive
                        6th Floor
                        Newport Beach, California  92660
                        Attention:  William J. McCaffrey

      with a copy to:

                        Simpson Thacher & Bartlett
                        425 Lexington Avenue
                        New York, New York  10012
                        Attention:  Philip T. Ruegger, III

                  if to the Warrant Agent:

                        U. S. Trust Company of California, N.A.
                        515 South Flower Street
                        Suite 2700
                        Los Angeles, California  90071
                        Attention: Corporate Trust Department

            The Company or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

            Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the register in which the Company shall provide for the registration of Warrants and Warrant Shares and of transfers and exchanges of Warrants and Warrant Shares and shall be sufficiently given if so mailed within the time prescribed.

            Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

            SECTION 7.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY, ON BEHALF OF ITSELF, HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE COMPANY, ON BEHALF OF ITSELF, IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            SECTION 7.9 Successors. All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors.

            SECTION 7.10 Multiple Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

            SECTION 7.11 Table of Contents. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

            SECTION 7.12 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

            SECTION 7.13 Further Assurances. From time to time on and after the date hereof, the Company shall deliver or cause to be delivered to the Warrant Agent such further documents and instruments and shall do and cause to be done such further acts as the Warrant Agent shall reasonably request (it being understood that the Warrant Agent shall have no obligation to make such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected hereunder.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                    AMERICAN RESTAURANT GROUP, INC.


                                    By:   /s/ William J. McCaffrey, Jr.
                                          -------------------------------
                                    Name: William J. McCaffrey, Jr.
                                          -------------------------------
                                    Title: V.P. & Chief Financial Officer
                                          --------------------------------


                                    U.S. TRUST COMPANY OF CALIFORNIA, N.A., as
                                    Warrant Agent,


                                    By:  /s/ Gus Kourkoulis
                                         --------------------
                                    Name: Gus Kourkoulis
                                         --------------------
                                    Title: Authorized Officer
                                          -------------------

                                                                     EXHIBIT A

                     [FORM OF FACE OF WARRANT CERTIFICATE]

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

      THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE THAT IS TWO YEARS (OR SUCH SHORTER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(K) UNDER THE SECURITIES ACT AS PERMITTING RESALES BY NON-AFFILIATES OF RESTRICTED SECURITIES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AMERICAN RESTAURANT GROUP, INC. ("THE COMPANY") ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR IN OFFSHORE TRANSACTIONS AND WITHOUT DIRECTED SELLING EFFORTS WITHIN THE MEANINGS OF SUCH TERMS AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D),(E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT.

            [Unless and until it is exchanged in whole or in part for Warrants in definitive form, this Warrant may not be transferred except as a whole by the depository to a nominee of the depository or by a nominee of the depository to the depository or another nominee of the depository or by the depository or any such nominee to a successor depository or a nominee of such successor depository. The Depository Trust Company ("DTC") (55 Water Street, New York, New
York) shall act as the depository until a successor shall be appointed by the Company and the Warrant Agent. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]*


--------
*    To be included only if the Warrant is in global form.

                    EXERCISABLE ONLY IF COUNTERSIGNED BY THE
                        WARRANT AGENT AS PROVIDED HEREIN

            [Prior to the Separation Date (as defined in the Warrant Agreement), this Warrant Certificate cannot be transferred or exchanged unless attached to Preferred Stock.]*

                      WARRANTS TO PURCHASE COMMON STOCK OF
                         AMERICAN RESTAURANT GROUP, INC.

               VOID AFTER 5 P.M. NEW YORK CITY TIME ON THE EARLIER
                  OF THE PUBLIC COMPANY DATE (AS DEFINED IN THE
                     WARRANT AGREEMENT) AND AUGUST 15, 2008

         No. [     ]                      Certificate for ______ Warrants

            THIS CERTIFIES THAT, [        ], is the registered holder of the
number of Warrants set forth above (the "Warrants"). Each Warrant entitles the Holder thereof, at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from American Restaurant Group, Inc., a Delaware corporation ("the Company"), initially 2.66143 shares of Common Stock, $0.01 par value, of the Company (the "Common Stock") at the per share exercise price of $ .01 (the "Exercise Price"). This Warrant Certificate shall terminate and become void as of the close of business on the earlier of
(i) the Public Company Date (as defined in the Warrant Agreement) and (ii) August 15, 2008 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares purchasable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

            This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of February 25, 1998 (the "Warrant Agreement"), between the Company and U. S. Trust Company of California, N.A. (the "Warrant Agent," which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at U.S. Trust Company of California, N.A., 515 S. Flower Street, Suite 2700, Los Angeles, California 90071, attention of Corporate Trust Department.

            In no event shall a Holder be entitled to exercise a Warrant, unless
(i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective; provided, however, that in no event shall the Company be required to file a Registration Statement in order to permit a Holder to exercise a Warrant, or (ii) an exemption from the registration requirements is available under the Securities Act for the

--------
* To be included only if the Warrant is a Unit Warrant.

issuance of the Warrant Shares (and the delivery of any other securities for which the Warrants may at the time be exercisable) at the time of such exercise and, if requested by the Company, an opinion of counsel, satisfactory in form and substance to the Company, confirms such exemption.

            Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part by presentation of this Warrant Certificate.

            The term "Holder" as used herein shall mean, prior to the Separation Date (as defined in the Warrant Agreement), the registered owner of the Company's Preferred Stock to which this Warrant Certificate is initially attached, and after such Separation Date, the person in whose name at the time this Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose pursuant to Section 5.1 of the Warrant Agreement.

            As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time or from time to time on any Business Day commencing on the Issue Date; provided, however, that no Warrant shall be exercisable after the Expiration Date.

            The Holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof, and by paying in full in cash or by certified check or official bank check or by bank wire transfer, in each case, in immediately available funds, the Warrant Price for each Warrant exercised to the Warrant Agent and by surrendering this Warrant Certificate, with the purchase form on the back hereof duly executed, at the corporate trust office of Warrant Agent currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

            In lieu of exercising the Warrant by paying in full the Exercise Price, the Warrant holder may, from time to time, convert this Warrant (a "Warrant Conversion"), in whole or in part, into a number of shares of Common Stock determined by dividing (a) the aggregate Current Market Value of the number of Warrant Shares represented by the Warrants converted, minus the aggregate Exercise Price for such Warrant Shares (and any other required amounts), by (b) the Current Market Value of one Warrant Share.

            Prior to the Separation Date, this Warrant Certificate may be exchanged or transferred only together with the Preferred Stock to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Preferred Stock. After such date, this Warrant Certificate may be registered when this Warrant Certificate is surrendered at the corporate trust office of the Warrant Agent by the registered owner or his assigns, in person or by any attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.

            Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrants shall not have been exercised. Except as provided in the immediately preceding paragraph, and subject to the terms of the Warrant Agreement, after countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the corporate trust office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for Warrant Certificates representing the same aggregate number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Market Price for one Warrant Share on the trading day immediately preceding the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

            The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 5.2 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Warrant Shares.

            All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and nonassessable.

            The Holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

            The Warrants do not entitle any holder hereof to any of the rights of a stockholder of the Company.

            This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.


                                            AMERICAN RESTAURANT GROUP, INC.


                                            By:
                                                 ---------------------------
                                            Name:
                                                 ---------------------------

                                            Title:
                                                  --------------------------


Attest:


---------------------
Secretary


DATED:

Countersigned:

U.S. Trust Company of California, N.A.,
as Warrant Agent


By:
   ----------------------
   Authorized Signatory

                  SCHEDULE OF EXCHANGES OF DEFINITIVE WARRANTS*

The following exchanges of a part of this Global Warrant for definitive Warrants have been made:

                                          Number of
                                          Warrants in
                   Amount of              this Global
                   increase/              Warrant                 Signature of
                   decrease in Number     following               authorized
Date of            of Warrants in         such increase/          officer of
Exchange           this Global Warrant    decrease                Warrant Agent


--------
* To be included only if the Warrant is in global form.

                     FORM OF ELECTION TO PURCHASE OR CONVERT

                    (To Be Executed upon Exercise of Warrant)

            The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive [_________ shares of Common Stock and herewith tenders payment for such shares to the order of American Restaurant Group, Inc. in the amount of $___________ in accordance with the terms hereof.] [the number of shares of Common Stock determined by dividing (a) the aggregate Current Market Value of the number of shares of Common Stock represented by the Warrants hereby converted pursuant to a Warrant Conversion, minus the aggregate Exercise Price for such shares (and any other required amounts) by (b) the Current Market Price of one share of Common Stock.]

            The undersigned requests that a certificate for such shares be registered in the name of___________________, whose address is _______________ and that such shares be delivered to _______________ whose address is
________________.

            If said number of shares is less than all of the shares of Common Stock purchasable or issuable upon conversion hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of___________________________ , whose address is___________________ , and that such Warrant Certificate be delivered to____________________________ , whose address is _______________________.

                                 Signature(s):
                                              ---------------------

                                 NOTE: The above signature(s) must correspond with the name written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever. If this Warrant is held of record by two or more joint owners, all such owners must sign.

Date:
      --------------------------
Signature Guaranteed*:
                       -------------------

NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee program:

                  (1)   The Securities Transfer Agent Medallian Program (STAMP);

                  (2)   The New York Stock Exchange Medallian Program (MSP):

                  (3)   The Stock Exchange Medallian Program (SEMP).

                               FORM OF ASSIGNMENT

           (To be signed only upon assignment of Warrant Certificate)

            FOR VALUE RECEIVED,                          hereby sells, assigns
and transfers unto                       whose address is
        and whose social security number or other identifying number is      ,
the within Warrant Certificate, together with all rights, title and interest therein and to the Warrants represented thereby, and does hereby irrevocably
constitute and appoint       , attorney, to transfer said Warrant Certificate on
the books of the within-named Company, with full power of substitution in the premises.

                        Signature(s):
                                    ----------------------


                        NOTE: The above signature(s) must correspond with the
                              name written upon the face of this Warrant
                              Certificate in every particular, without alteration or enlargement or any change whatever. If this Warrant is held of record by two or more joint owners, all such owners must sign.

Date:
     ------------------
Signature Guaranteed*:
                      -----------------

NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee program:

           (1)   The Securities Transfer Agent Medallian Program (STAMP);

           (2)   The New York Stock Exchange Medallian Program (MSP):

           (3)   The Stock Exchange Medallian Program (SEMP).

                                                                       EXHIBIT B

      CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF WARRANTS

Re: Warrants to Purchase Common Stock (the "Warrants") of American Restaurant Group, Inc.

      This Certificate relates to Warrants initially to purchase _________ shares of Common Stock of American Restaurant Group, Inc. held in* |_| book-entry or * |_| definitive form by (the "Transferor").

The Transferor* by written order, has requested the Warrant Agent:

|_| to deliver, in exchange for its beneficial interest in the Global Warrant held by the depository, a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate amount equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

|_| to exchange or register the transfer of a Warrant or Warrants. In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to such Warrants and that the transfer of this Warrant is pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or does not require registration under the Securities Act because such Warrant:

      |_| is being acquired for the Transferor's own account, without transfer;

      |_| is being transferred pursuant to an effective registration statement;

      |_| is being transferred to a qualified institutional buyer (as defined in Rule144A under the Securities Act), in reliance on such Rule 144A;

      |_| is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act;**

      |_|   is being transferred pursuant to Rule 144 under the Securities Act;
            **

      |_| is being transferred pursuant to another exemption from the registration requirements of the Securities Act
            (explain:___________________ ).**


                              [INSERT NAME OF TRANSFEROR]


                              By:                     Date:
                                ---------------            ----------------

---------
*     Check applicable box.

** If this box is check, this certificate must be accompanied by an opinion of counsel to the effect that such transfer is in compliance with the Securities Act.

                                                                       EXHIBIT C

                       [FORM OF FACE OF UNIT CERTIFICATE]

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

      THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE THAT IS TWO YEARS (OR SUCH SHORTER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(K) UNDER THE SECURITIES ACT AS PERMITTING RESALES BY NON-AFFILIATES OF RESTRICTED SECURITIES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AMERICAN RESTAURANT GROUP, INC. ("THE COMPANY") ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR IN OFFSHORE TRANSACTIONS AND WITHOUT DIRECTED SELLING EFFORTS WITHIN THE MEANINGS OF SUCH TERMS AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D),(E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT.

            [Unless and until it is exchanged in whole or in part for Units in definitive form, this Unit may not be transferred except as a whole by the depository to a nominee of the depository or by a nominee of the depository to the depository or another nominee of the depository or by the depository or any such nominee to a successor depository or a nominee of such successor depository. The Depository Trust Company ("DTC") (55 Water Street, New York, New
York) shall act as the depository until a successor shall be appointed by the Company and the Warrant Agent. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]**

--------
*  To be included only if the Unit is in global form.

UNTIL THE SEPARATION DATE, THIS UNIT CERTIFICATE SHALL BE ATTACHED TO THE PREFERRED STOCK CERTIFICATE AND WARRANT CERTIFICATE THAT EVIDENCE THE PREFERRED STOCK AND WARRANTS THAT COMPRISE THIS UNIT.


                        AMERICAN RESTAURANT GROUP, INC.

                                     UNITS

              CONSISTING OF 12% SENIOR PAY-IN-KIND EXCHANGEABLE
              PREFERRED STOCK AND COMMON STOCK PURCHASE WARRANTS


No. [       ]                                                 [         ] Units
                                                        CUSIP [               ]

            THIS CERTIFIES THAT, [        ] is the registered holder of the
number of Units set forth above (the "Units"). Each Unit consists of one share of 12% Senior Pay-in-Kind Exchangeable Preferred Stock (the "Preferred Stock") of American Restaurant Group, Inc., a Delaware corporation (the "Company") and one Warrant to purchase 2.66143 shares of Common Stock, par value $0.01 per share, of the Company for $0.01 per share (subject to adjustment) at any time before the close of business on the earlier to occur of the Public Company Date and August 15, 2008 (the "Expiration Date"). The Preferred Stock and the Warrants are not separately transferable until the earlier of (i) August 15, 1998, (ii) the date of commencement of the Exchange Offer, (iii) such earlier date as may be determined by Jefferies & Company, Inc., (iv) the date on which the Company mails a notice of a Change of Control to holders of the Preferred Stock, (v) in the event that the Company elects to redeem the Preferred Stock, the date on which the Company mails notice thereof to the holders of the Preferred Stock and (vi) the date on which the Company consummates a public offering of Comon Stock (such earliest date being the "Separation Date"). The terms of the Warrants are governed by a Warrant Agreement dated as of February 25, 1998 (the "Warrant Agreement") between the Company and U.S. Trust Company of California, N.A., as Warrant Agent (the "Warrant Agent"), and are subject to the terms and provisions contained therein, to all of which terms and provisions the holder of this Unit consents by acceptance hereof. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Warrant Agreement.

            Reference is made to the further provisions of the Preferred Stock and the Warrants evidenced by this Unit on the Preferred Stock Certificate and Warrant Certificate attached hereto, which will, for all purposes, have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this Unit to be signed manually or by facsimile by its duly authorized officer.

                                           AMERICAN RESTAURANT GROUP, INC.



                                           By:
                                               -------------------------

Attest:


-----------------------------
Secretary


DATED:


Countersigned:

[                                 ],
as Warrant Agent



By:
   --------------------------
   Authorized Signatory

                   SCHEDULE OF EXCHANGES OF DEFINITIVE UNITS*


The following exchanges of a part of this Global Unit for definitive Units have been made:

                                          Number of
                                          Units in
                   Amount of              this Global
                   increase/              Unit                    Signature of
                   decrease in Number     following               authorized
Date of            of Units in            such increase/          officer of
Exchange           this Global Unit       decrease                Warrant Agent


--------
* To be included only if the Unit is in global form.

                              FORM OF ASSIGNMENT

            (To be signed only upon assignment of Unit Certificate)

            FOR VALUE RECEIVED,                           hereby sells, assigns
and transfers unto                       whose address is
        and whose social security number or other identifying number is      ,
the within Unit Certificate, together with all rights, title and interest therein and to the Units represented thereby, and does hereby irrevocably
constitute and appoint        , attorney, to transfer said Unit Certificate on
the books of the within-named Company, with full power of substitution in the premises.

                        Signature(s):
                                      ---------------------------

                        NOTE: The above signature(s) must correspond with
                              the name written upon the face of this Unit
                              Certificate in every particular, without alteration or enlargement or any change whatever. If this Unit is held of record by two or more joint owners, all such owners must sign.

Date:
      -------------------------
Signature Guaranteed*:
                      ---------------------

NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee program:

            (1)   The Securities Transfer Agent Medallian Program (STAMP);

            (2)   The New York Stock Exchange Medallian Program (MSP):

            (3)   The Stock Exchange Medallian Program (SEMP).